EXHIBIT 99

FOR RELEASE 6:00 AM ET, April 26, 2018

Contact:    Robert S. Tissue, Sr. Vice President & CFO
Telephone:    (304) 530-0552
Email:        rtissue@summitfgi.com

SUMMIT FINANCIAL GROUP REPORTS FIRST QUARTER 2018 RESULTS
Q1 2018 Diluted EPS $0.60 compared to $0.19 for Q4 2017 and ($0.15) for Q1 2017
MOOREFIELD, WV - April 26, 2018 (GLOBE NEWSWIRE) - Summit Financial Group, Inc. (“Company” or “Summit”) (NASDAQ: SMMF) today reported first quarter 2018 net income of $7.44 million, or $0.60 per diluted share. In comparison, earnings for fourth quarter 2017 were $2.32 million, or $0.19 per diluted share, and for first quarter 2017, net loss of $1.62 million, or ($0.15) per diluted share. Earnings for first quarter 2018 were positively impacted by lower effective corporate income tax rate as result of enactment of the Tax Cuts and Jobs Act (“TCJA”) and by realized gains on sales of securities. Earnings per diluted share for fourth quarter 2017 were negatively impacted (on an after-tax basis) by the one-time charge of $0.28 to re-measure the Company’s net deferred tax assets as result of enactment of the TCJA. Summit’s first quarter 2017 net loss resulted principally from a legal settlement which reduced its earnings by $0.58 per diluted share.

Highlights for Q1 2018

•	Loans, excluding mortgage warehouse lines of credit and First Century Bankshares, Inc.’s (“FCB”) purchased loan portfolio, grew $42.7 million, or 12.3 percent (on an annualized basis);

•	Core deposits grew $27.1 million, or 11.0 percent (on an annualized basis);

•
Net interest margin declined 7 basis points compared to Q4 2017 primarily due to lower taxable equivalent yields on tax exempt interest earning assets resulting from reduction in the corporate income tax rate upon enactment of TCJA;

•	Efficiency ratio was 53.8 percent compared to 52.4 percent for Q4 2017, also negatively impacted by lower taxable equivalent earnings resulting from enactment of TCJA;

•	Provision for loan losses increased to $500,000 from $375,000 during the linked quarter;

•	Realized securities gains of $732,000 in Q1 2018 compared to realized securities losses of $71,000 in Q4 2017;

•	Write-downs of foreclosed properties were $257,000 in Q1 2018 compared to $347,000 in Q4 2017, while gains on sales of foreclosed properties increased from $46,000 in Q4 2017 to $64,000 in Q1 2018;

•	Nonperforming assets as a percentage of total assets were unchanged at 1.73 percent compared to the linked quarter and declined from 2.16 percent a year-ago; and

•	Quarterly dividend paid to shareholders increased 18.2 percent to $0.13 per share.

H. Charles Maddy, III, President and Chief Executive Officer of Summit, commented, “I am very pleased to report that Summit achieved both record quarterly net income and record quarterly earnings per share for the quarter just ended. Further, I am particularly gratified by our continued robust lending activity and strong core operating performance, and I optimistically look forward to the remainder of the year and beyond as we seek to be a consistent, high-performing community banking institution.”

Results of Operations
Total revenue for first quarter 2018, consisting of net interest income and noninterest income, grew 36.5 percent to $22.1 million, principally as result of the FCB acquisition, compared to $16.2 million for the first quarter 2017.
For the first quarter of 2018, net interest income was $17.3 million, an increase of 26.6 percent from the $13.6 million reported in the prior-year first quarter and decreased $181,000 compared to the linked-quarter. The net interest margin for first quarter 2018 was 3.58 percent compared to 3.54 percent for the year-ago quarter, and 3.65 percent for Q4 2017. Enactment of the TCJA reduced our net interest margin by 6 basis points in Q1 2018 as compared to Q4 2017. Excluding the impact of accretion and amortization of fair value acquisition accounting adjustments related to the interest earning assets and interest bearing liabilities acquired from FCB and HCB, Summit’s net interest margin was 3.53 percent for Q1 2018.
Noninterest income, consisting primarily of insurance commissions from Summit's insurance agency subsidiary, trust and wealth management fees and service fee income from community banking activities, for first quarter 2018 was $4.88 million compared to $3.93 million for the linked-quarter and $2.58 million for the comparable period of 2017. Excluding realized securities gains and losses, noninterest income was $4.14 million for first quarter 2018, compared to $2.64 million reported for first quarter 2017 and $4.00 million for the linked quarter.
We recorded a $500,000 provision for loan losses during first quarter 2018 compared to $375,000 during fourth quarter 2017 and $250,000 for the year-ago quarter. The need for increased loan loss provisioning during Q1 2018 is principally the result of recent loan growth.
Q1 2018 total noninterest expense decreased 35.2 percent to $12.3 million compared to $19.0 million for the prior-year first quarter principally due to the $9.9 million litigation settlement to resolve fully all litigation with Residential Funding Company, LLC and ResCap Liquidating Trust (collectively “ResCap”) during Q1 2017. Excluding the impact of the ResCap litigation settlement charge, noninterest expense for Q1 2018 increased 35.1 percent to $12.4 million compared to $9.1 million for Q1 2017, principally as result of the acquisitions of HCB and FCB.

Balance Sheet
At March 31, 2018, total assets were unchanged from year-end 2017 at $2.13 billion. Total loans, net of unearned fees, were $1.64 billion at March 31, 2018, up $37.1 million, or 9.2 percent (on an annualized basis), from the $1.61 billion reported at year-end 2017. Loans, excluding mortgage warehouse lines of credit, grew $42.7 million during the quarter, or 12.3 percent (on an annualized basis).
At March 31, 2018, deposits were $1.65 billion, an increase of $53.9 million, or 3.4 percent, since year end 2017. During Q1 2018, checking deposits increased $38.4 million or 6.1 percent, time deposits grew by $26.8 million or 4.4 percent and savings deposits decreased $11.2 million or 3.1 percent.

Shareholders’ equity was $204.7 million as of March 31, 2018 compared to $201.5 million at December 31, 2017.
Tangible book value per common share increased to $14.36 at March 31, 2018 compared to $14.08 at December 31, 2017. Summit had 12,366,360 outstanding common shares at March 31, 2018 compared to 12,358,562 at year end 2017.

Asset Quality
As of March 31, 2018, nonperforming assets (“NPAs”), consisting of nonperforming loans, foreclosed properties, and repossessed assets, were unchanged from year end 2017 at $36.9 million, or 1.73 percent of assets.
First quarter 2018 net loan charge-offs were $807,000, or 0.20 percent of average loans annualized; while we added $500,000 to the allowance for loan losses through the provision for loan losses. The allowance for loan losses stood at 0.75 percent of total loans at March 31, 2018, compared to 0.78 percent at year-end 2017. If the acquired FCB and HCB loans which were recorded at fair value on the acquisition dates are excluded, the allowance for loan losses to total loans ratio at March 31, 2018 and December 31, 2017 would have been 0.85 percent and 0.91 percent, respectively.

About the Company
Summit Financial Group, Inc. is a $2.13 billion financial holding company headquartered in Moorefield, West Virginia. Summit provides community banking services primarily in the Eastern Panhandle and Southern regions of West Virginia and the Northern, Shenandoah Valley and Southwestern regions of Virginia, through its bank subsidiary, Summit Community Bank, Inc., which operates thirty banking locations. Summit also operates Summit Insurance Services, LLC in Moorefield, West Virginia and Leesburg, Virginia.

FORWARD-LOOKING STATEMENTS
This press release contains comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as “expects”, “anticipates”, “believes”, “estimates” and other similar expressions or future or conditional verbs such as “will”, “should”, “would” and “could” are intended to identify such forward-looking statements.
Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and changes in the national and local economies. We undertake no obligation to revise these statements following the date of this press release.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q1 2018 vs Q1 2017
	For the Quarter Ended		Percent
Dollars in thousands	3/31/2018	3/31/2017	Change
Condensed Statements of Income (unaudited)
Interest income
Loans, including fees	$20,366	$15,671	30.0%
Securities	2,391	1,851	29.2%
Other	140	152	-7.9%
Total interest income	22,897	17,674	29.6%
Interest expense
Deposits	3,549	2,390	48.5%
Borrowings	2,091	1,654	26.4%
Total interest expense	5,640	4,044	39.5%

Net interest income	17,257	13,630	26.6%
Provision for loan losses	500	250	100.0%
Net interest income after provision for loan losses	16,757	13,380	25.2%

Noninterest income
Insurance commissions	1,113	968	15.0%
Trust and wealth management fees	667	100	567.0%
Service fees related to deposit accounts	1,801	1,168	54.2%
Realized securities gains (losses)	732	(58)	-1,362.1%
Other income	563	401	40.4%
Total noninterest income	4,876	2,579	89.1%
Noninterest expense
Salaries and employee benefits	6,821	5,187	31.5%
Net occupancy expense	832	567	46.7%
Equipment expense	1,083	735	47.3%
Professional fees	333	285	16.8%
Amortization of intangibles	436	97	349.5%
FDIC premiums	240	210	14.3%
Merger-related expense	—	109	-100.0%
Foreclosed properties expense	132	104	26.9%
Gain on sales of foreclosed properties	(64)	(156)	-59.0%
Write-downs of foreclosed properties	257	418	-38.5%
Litigation settlement	—	9,900	n/a
Other expenses	2,244	1,560	43.8%
Total noninterest expense	12,314	19,016	-35.2%
Income (loss) before income taxes	9,319	(3,057)	-404.8%
Income tax expense (benefit)	1,876	(1,441)	-230.2%
Net income (loss)	$7,443	$(1,616)	-560.6%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Quarterly Performance Summary -- Q1 2018 vs Q1 2017

	For the Quarter Ended		Percent
	3/31/2018	3/31/2017	Change
Per Share Data
Earnings per common share
Basic	$0.60	$-0.15	n/m
Diluted	$0.60	$-0.15	n/m

Cash dividends	$0.13	$0.11	18.2%

Average common shares outstanding
Basic	12,358,849	10,738,365	15.1%
Diluted	12,383,757	10,738,365	15.3%

Common shares outstanding at period end	12,366,360	10,750,477	15.0%

Performance Ratios
Return on average equity	14.73%	-4.11%	n/m
Return on average tangible equity	17.04%	-4.51%	n/m
Return on average assets	1.40%	-0.37%	n/m
Net interest margin	3.58%	3.54%	1.1%
Efficiency ratio (A)	53.84%	51.78%	4.0%

NOTE (A) - Computed on a tax equivalent basis excluding gains/losses on sales of assets, litigation settlement, write-downs of OREO properties to fair value and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
Dollars in thousands	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Condensed Statements of Income (unaudited)
Interest income
Loans, including fees	$20,366	$20,031	$19,490	$19,717	$15,671
Securities	2,391	2,412	2,397	2,349	1,851
Other	140	144	149	165	152
Total interest income	22,897	22,587	22,036	22,231	17,674
Interest expense
Deposits	3,549	3,224	2,963	2,634	2,390
Borrowings	2,091	1,925	1,841	1,749	1,654
Total interest expense	5,640	5,149	4,804	4,383	4,044

Net interest income	17,257	17,438	17,232	17,848	13,630
Provision for loan losses	500	375	375	250	250
Net interest income after provision for loan losses	16,757	17,063	16,857	17,598	13,380

Noninterest income
Insurance commissions	1,113	1,005	1,043	988	968
Trust and wealth management fees	667	578	589	595	100
Service fees related to deposit accounts	1,801	1,906	1,863	1,706	1,168
Realized securities gains (losses)	732	(71)	26	90	(58)
Other income	563	513	479	537	401
Total noninterest income	4,876	3,931	4,000	3,916	2,579
Noninterest expense
Salaries and employee benefits	6,821	6,520	6,610	6,758	5,187
Net occupancy expense	832	772	847	826	567
Equipment expense	1,083	1,095	1,093	1,031	735
Professional fees	333	355	373	354	285
Amortization of intangibles	436	435	448	429	97
FDIC premiums	240	250	310	295	210
Merger-related expenses	—	14	11	1,455	109
Foreclosed properties expense	132	215	171	122	104
(Gain) loss on sales of foreclosed properties	(64)	(46)	(29)	73	(156)
Write-downs of foreclosed properties	257	347	91	29	418
Litigation settlement	—	—	—	—	9,900
Other expenses	2,244	2,389	2,522	2,564	1,560
Total noninterest expense	12,314	12,346	12,447	13,936	19,016
Income (loss) before income taxes	9,319	8,648	8,410	7,578	(3,057)
Income tax expense (benefit)	1,876	6,325	2,480	2,300	(1,441)
Net income (loss)	$7,443	$2,323	$5,930	$5,278	$(1,616)

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Five Quarter Performance Summary

	For the Quarter Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Per Share Data
Earnings per common share
Basic	$0.60	$0.19	$0.48	$0.43	$-0.15
Diluted	$0.60	$0.19	$0.48	$0.43	$-0.15

Cash dividends	$0.13	$0.11	$0.11	$0.11	$0.11

Average common shares outstanding
Basic	12,358,849	12,325,067	12,299,987	12,288,514	10,738,365
Diluted	12,383,757	12,371,507	12,318,959	12,299,187	10,738,365

Common shares outstanding at period end	12,366,360	12,358,562	12,311,723	12,299,726	10,750,477

Performance Ratios
Return on average equity	14.73%	4.62%	12.10%	11.10%	-4.11%
Return on average tangible equity	17.04%	5.36%	14.12%	12.95%	-4.51%
Return on average assets	1.40%	0.44%	1.14%	1.01%	-0.37%
Net interest margin	3.58%	3.65%	3.65%	3.81%	3.54%
Efficiency ratio (A)	53.84%	52.44%	54.51%	53.55%	51.78%

NOTE (A) - Computed on a tax equivalent basis excluding gains/losses on sales of assets, litigation settlement, write-downs of OREO properties to fair value, merger-related expenses and amortization of intangibles.

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Selected Balance Sheet Data (unaudited)

Dollars in thousands, except per share amounts	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Assets
Cash and due from banks	$9,042	$9,641	$9,220	$9,294	$19,326
Interest bearing deposits other banks	38,365	42,990	41,994	44,242	38,895
Securities	296,890	328,723	328,726	336,811	282,028
Loans, net	1,631,150	1,593,744	1,559,328	1,538,083	1,292,915
Property held for sale	21,442	21,470	22,622	23,592	23,491
Premises and equipment, net	35,554	34,209	34,220	33,234	26,377
Goodwill and other intangible assets	27,077	27,513	27,879	28,214	13,587
Cash surrender value of life insurance policies	41,668	41,358	41,076	41,189	39,412
Other assets	33,707	34,592	36,071	40,641	40,411
Total assets	$2,134,895	$2,134,240	$2,101,136	$2,095,300	$1,776,442

Liabilities and Shareholders' Equity
Deposits	$1,654,523	$1,600,601	$1,616,768	$1,613,919	$1,301,241
Short-term borrowings	193,513	250,499	202,988	205,728	228,868
Long-term borrowings and subordinated debentures	65,336	65,340	65,344	65,348	65,804
Other liabilities	16,514	16,295	17,254	17,173	26,910
Shareholders' equity	205,009	201,505	198,782	193,132	153,619
Total liabilities and shareholders' equity	$2,134,895	$2,134,240	$2,101,136	$2,095,300	$1,776,442

Book value per common share	$16.55	$16.30	$16.15	$15.70	$14.29
Tangible book value per common share	$14.36	$14.08	$13.88	$13.41	$13.03
Tangible common equity to tangible assets	8.4%	8.3%	8.2%	8.0%	7.9%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Regulatory Capital Ratios

	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Summit Financial Group, Inc.
CET1 Risk-based Capital	10.7%	10.6%	10.8%	10.5%	10.3%
Tier 1 Risk-based Capital	11.8%	11.8%	11.9%	11.7%	11.5%
Total Risk Based Capital	12.5%	12.5%	12.7%	12.4%	12.3%
Tier 1 Leverage Ratio	9.5%	9.4%	9.5%	9.2%	9.4%

Summit Community Bank, Inc.
CET1 Risk-based Capital	11.7%	11.7%	11.8%	11.6%	11.6%
Tier 1 Risk-based Capital	11.7%	11.7%	11.8%	11.6%	11.6%
Total Risk Based Capital	12.5%	12.5%	12.6%	12.4%	12.4%
Tier 1 Leverage Ratio	9.5%	9.4%	9.4%	9.2%	9.4%

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Loan Composition

Dollars in thousands	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Commercial	$189,586	$189,981	$187,193	$176,362	$134,808
Mortgage warehouse lines	45,702	30,757	33,525	35,068	30,217
Commercial real estate
Owner occupied	265,075	250,202	239,840	239,108	217,733
Non-owner occupied	498,445	484,902	464,543	455,439	401,795
Construction and development
Land and development	66,841	67,219	71,412	74,155	68,079
Construction	33,327	33,412	28,756	22,967	16,511
Residential real estate
Non-jumbo	346,477	354,101	355,642	355,546	266,140
Jumbo	67,169	62,267	61,253	63,899	60,780
Home equity	83,382	84,028	82,720	81,192	75,299
Consumer	34,825	36,202	36,915	37,630	24,440
Other	12,578	13,238	9,994	9,049	8,831
Total loans, net of unearned fees	1,643,407	1,606,309	1,571,793	1,550,415	1,304,633
Less allowance for loan losses	12,257	12,565	12,465	12,332	11,718
Loans, net	$1,631,150	$1,593,744	$1,559,328	$1,538,083	$1,292,915

SUMMIT FINANCIAL GROUP INC. (NASDAQ: SMMF)
Deposit Composition

Dollars in thousands	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Non interest bearing checking	$219,293	$217,493	$215,910	$234,173	$152,086
Interest bearing checking	447,172	410,606	397,843	372,327	275,678
Savings	346,962	358,168	362,653	373,439	342,548
Time deposits	641,096	614,334	640,362	633,980	530,929
Total deposits	$1,654,523	$1,600,601	$1,616,768	$1,613,919	$1,301,241

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Asset Quality Information
	For the Quarter Ended
Dollars in thousands	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Gross loan charge-offs	$960	$550	$309	$114	$315
Gross loan recoveries	(153)	(276)	(67)	(478)	(108)
Net loan charge-offs (recoveries)	$807	$274	$242	$(364)	$207

Net loan charge-offs to average loans (annualized)	0.20%	0.07%	0.06%	-0.09%	0.06%
Allowance for loan losses	$12,257	$12,565	$12,465	$12,332	$11,718
Allowance for loan losses as a percentage of period end loans	0.75%	0.78%	0.79%	0.79%	0.90%

Nonperforming assets:
Nonperforming loans
Commercial	$734	$696	$757	$786	$226
Commercial real estate	3,400	3,164	2,773	2,051	4,734
Residential construction and development	3,642	3,569	3,931	3,613	3,936
Residential real estate	7,521	7,656	8,082	6,860	5,886
Consumer	160	238	529	391	162
Total nonperforming loans	15,457	15,323	16,072	13,701	14,944
Foreclosed properties
Commercial real estate	1,875	1,789	1,988	2,126	1,749
Commercial construction and development	7,140	7,392	7,392	7,527	8,276
Residential construction and development	11,053	11,182	11,852	12,402	12,635
Residential real estate	1,374	1,107	1,390	1,537	831
Total foreclosed properties	21,442	21,470	22,622	23,592	23,491
Other repossessed assets	18	68	12	57	12
Total nonperforming assets	$36,917	$36,861	$38,706	$37,350	$38,447

Nonperforming loans to period end loans	0.94%	0.95%	1.02%	0.88%	1.15%
Nonperforming assets to period end assets	1.73%	1.73%	1.84%	1.78%	2.16%

Troubled debt restructurings
Performing	$27,408	$28,347	$28,304	$26,472	$28,183
Nonperforming	76	26	760	464	719
Total troubled debt restructurings	$27,484	$28,373	$29,064	$26,936	$28,902

Loans Past Due 30-89 Days
	For the Quarter Ended
Dollars in thousands	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017

Commercial	$539	$586	$378	$470	$162
Commercial real estate	601	1,082	944	976	2,758
Construction and development	174	1,127	238	308	291
Residential real estate	5,218	7,236	6,260	6,943	2,924
Consumer	425	504	419	548	155
Other	15	38	92	49	17
Total	$6,972	$10,573	$8,331	$9,294	$6,307

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q1 2018 vs Q1 2017
	Q1 2018			Q1 2017
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,611,813	$20,223	5.09%	$1,278,386	$15,549	4.93%
Tax-exempt	16,307	182	4.53%	13,292	186	5.68%
Securities
Taxable	191,713	1,372	2.90%	186,332	1,128	2.46%
Tax-exempt	132,306	1,290	3.95%	95,300	1,112	4.73%
Interest bearing deposits other banks and Federal funds sold	39,656	140	1.43%	40,698	152	1.51%
Total interest earning assets	1,991,795	23,207	4.73%	1,614,008	18,127	4.55%

Noninterest earning assets
Cash & due from banks	9,962			4,631
Premises & equipment	34,586			24,504
Other assets	107,125			98,253
Allowance for loan losses	(12,737)			(11,761)
Total assets	$2,130,731			$1,729,635

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$423,095	$632	0.61%	$262,849	$148	0.23%
Savings deposits	346,358	717	0.84%	339,930	625	0.75%
Time deposits	622,543	2,200	1.43%	540,692	1,616	1.21%
Short-term borrowings	243,686	1,405	2.34%	196,946	995	2.05%
Long-term borrowings and subordinated debentures	65,338	686	4.26%	66,146	660	4.05%
Total interest bearing liabilities	1,701,020	5,640	1.34%	1,406,563	4,044	1.17%

Noninterest bearing liabilities
Demand deposits	210,883			148,286
Other liabilities	16,771			17,700
Total liabilities	1,928,674			1,572,549

Shareholders' equity - common	202,057			157,086
Total liabilities and shareholders' equity	$2,130,731			$1,729,635

NET INTEREST EARNINGS		$17,567			$14,083

NET INTEREST MARGIN			3.58%			3.54%

SUMMIT FINANCIAL GROUP, INC. (NASDAQ: SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates
Q1 2018 vs Q4 2017
	Q1 2018			Q4 2017
	Average	Earnings /	Yield /	Average	Earnings /	Yield /
Dollars in thousands	Balances	Expense	Rate	Balances	Expense	Rate

ASSETS
Interest earning assets
Loans, net of unearned interest
Taxable	$1,611,813	$20,223	5.09%	$1,562,978	$19,879	5.05%
Tax-exempt	16,307	182	4.53%	16,902	234	5.49%
Securities
Taxable	191,713	1,372	2.90%	202,377	1,328	2.60%
Tax-exempt	132,306	1,290	3.95%	142,641	1,668	4.64%
Interest bearing deposits other banks and Federal funds sold	39,656	140	1.43%	42,021	144	1.36%
Total interest earning assets	1,991,795	23,207	4.73%	1,966,919	23,253	4.69%

Noninterest earning assets
Cash & due from banks	9,962			9,753
Premises & equipment	34,586			34,263
Other assets	107,125			111,596
Allowance for loan losses	(12,737)			(12,628)
Total assets	$2,130,731			$2,109,903

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing liabilities
Interest bearing
demand deposits	$423,095	$632	0.61%	$405,307	$447	0.44%
Savings deposits	346,358	717	0.84%	360,630	684	0.75%
Time deposits	622,543	2,200	1.43%	629,871	2,093	1.32%
Short-term borrowings	243,686	1,405	2.34%	220,027	1,240	2.24%
Long-term borrowings and subordinated debentures	65,338	686	4.26%	65,342	685	4.16%
Total interest bearing liabilities	1,701,020	5,640	1.34%	1,681,177	5,149	1.22%

Noninterest bearing liabilities
Demand deposits	210,883			214,624
Other liabilities	16,771			12,886
Total liabilities	1,928,674			1,908,687

Shareholders' equity - common	202,057			201,216
Total liabilities and shareholders' equity	$2,130,731			$2,109,903

NET INTEREST EARNINGS		$17,567			$18,104

NET INTEREST MARGIN			3.58%			3.65%